Investor Presentation Investor Presentation December 13, 2006 December 13, 2006 Exhibit 99.2

Safe Harbor Disclosure
Safe Harbor Disclosure
Forward Looking Information
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995.  These forward-looking statements may be identified by words such as “may, “ “will, “ “expect, “ “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,”
“plan,“ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the
“Company”).  Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving
Midwest Air Group, Inc. (“Midwest”) and the Company, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions.  Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured.
Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations.  Such risks and uncertainties include, but are not limited to, the following:  the Company’s ability to achieve the synergies anticipated as a result of the potential business combination transaction involving Midwest and to achieve those synergies in a timely manner; the Company’s ability to integrate the management, operations and labor groups of the Company and Midwest; the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage;
reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the
Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers;
security-related and insurance costs; changes in government legislation and regulation; the Company’s ability to use pre-merger NOLs and certain tax attributes;
competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub airports; weather conditions; the impact of fleet concentration and increased maintenance costs as aircraft age and utilization increases;  the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes;
changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; and other risks and uncertainties listed from time to time in the
Company’s reports to the Securities and Exchange Commission.  There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed.  All forward-looking statements are based on information currently available to the Company.  The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the
Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2005, which is available at www.sec.gov and at www.airtran.com.
Additional Information
Subject to future developments, AirTran may file with the United States Securities and Exchange Commission a registration statement to register the AirTran shares which would be issued in the proposed transaction and/or a proxy statement with respect to the proposed transaction.  Investors and security holders are urged to read the registration statement and/or proxy statement (when and if available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  Investors and security holders may obtain a free copy of the registration statement and/or proxy statement when filed at www.sec.gov. The registration statement and/or proxy statement (when and if available) and such other documents may also be obtained free of charge from AirTran by directing such request to:  Richard P. Magurno, Corporate Secretary, AirTran Holdings, Inc., 9955 AirTran Boulevard, Orlando,
Florida 32827.

AirTran and Midwest
AirTran and Midwest
AirTran has proposed to acquire Midwest Air Group at $11.25/share
Potential for increased value
Requesting Midwest Board approval for confirmatory due diligence
Significant benefits exist for all stakeholders
Midwest shareholders receive a significant premium
Employees benefit from improved growth opportunities and additional job security
Customers of both companies benefit from a truly national low cost airline
Communities benefit from increased jobs and additional flights
Strong similarities between the companies would create over $60MM in incremental synergies
Common fleet/Complementary route networks
Entrepreneurial focus

Transaction Overview
Transaction Overview
Offer Price: $11.25 per share
Consideration: A mix of cash & stock
Premium
(1)
to 30 Day Avg. / 6 Mo. Avg.: 37% / 89%
Conditions: Confirmatory due diligence
Regulatory approval
Midwest shareholder vote
Expected Closing: 1Q 2007
Financial Impact to AirTran: Accretive at end of first full year; significantly accretive thereafter
Financial Advisors: Morgan Stanley, Credit Suisse
Potential for higher value after opportunity to discuss transaction benefits with Midwest
(1) Premiums as of the date of original offer, October 20, 2006

Powerful Strategic Rationale
Powerful Strategic Rationale
Complementary route networks with limited overlap
Combine AirTran’s strong East Coast network with Midwest’s hubs in
Milwaukee and Kansas City
Improved scale in consolidating industry with improved incremental growth opportunities
Network
717 fleet commonality creates significant and unique cost synergies
Ability to upgrade Midwest’s MD-80 fleet with AirTran’s new, more fuel efficient 737-700s
Additional 737 deliveries create growth opportunities
Fleet
Over $60MM of annual run-rate synergies
Does not include impact of greater city presence
EPS accretive in first full year after the acquisition
Financial strength provides growth potential and job security
Financial

Combining Two Strong Airlines
Combining Two Strong Airlines
Primary Hub
Smaller Hubs /
Focus Cities
Fleet at Year End
2006E Revenue
Atlanta
Hartsfield-Jackson
International Airport
Baltimore-Washington,
Boston, Orlando,
Chicago-Midway
87 Boeing 717-200s
40 Boeing 737-700s
60 Boeing 737 deliveries
$1.9 B
Milwaukee
General Mitchell
International Airport
Kansas City
25 Boeing 717-200s
11 MD-80s
Regional Jets
2 MD-80 deliveries
$0.7 B
Current Mkt. Capitalization
$1.2 B
$0.2 B

7 Transaction Rationale Transaction Rationale * * * * * * * * *

Compelling Transaction Rationale
Compelling Transaction Rationale
Combined airlines will create a stronger and more flexible competitor in a challenging industry environment
Upper Midwest hub complements AirTran’s East Coast presence
Combined network strengthens position in key markets
Amid industry consolidation, scale will provide competitive advantage
Significant benefits for all Midwest constituents
Shareholders receive significant premium
Employees realize increased growth opportunities and job security
Customers gain access to extended flight network
Communities benefit from increased jobs and presence of larger carrier
Opportunity for numerous revenue and cost synergies
$60MM+ run-rate per annum

46%
24%
7%
5%
3%
8%
7%
13%
5%
7%
11%
64%
83%
13%
4%
Merger Creates Instant Diversification
Merger Creates Instant Diversification
Midwest Network AirTran Network
Combined Network
Milwaukee
Kansas City
Other
Atlanta
Orlando
Baltimore
Chicago
Other
Atlanta
Milwaukee
Kansas City
Orlando
Baltimore
Chicago
Other
Share of departures

105
127
164
179
33
36
138
163
164
179
0
40
80
120
160
200
2005 2006 2007E 2008E
Combined carriers have fleet synergies, AirTran deliveries replace MD-80s with fuel efficient 737s
(Mainline Aircraft)
737s Will Provide Growth and Improve Efficiency
737s Will Provide Growth and Improve Efficiency
AirTran
Midwest
Combined

Complementary Route Networks
Complementary Route Networks
West Palm Beach West Palm Beach
Newport News Newport News
Newark Newark
Washington, D.C. Washington, D.C.
Grand Bahama Grand Bahama
Minneapolis Minneapolis
Buffalo Buffalo
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Gulfport/Biloxi Gulfport/Biloxi
Houston Houston
New Orleans New Orleans
Tampa Tampa
Miami Miami
Ft. Lauderdale Ft. Lauderdale
Memphis Memphis
Jacksonville Jacksonville
Orlando Orlando
Ft. Myers Ft. Myers
Savannah Savannah
Raleigh/Durham
Moline Moline
Bloomington Bloomington
Chicago Chicago
Flint Flint
Philadelphia Philadelphia
Dayton Dayton
Akron/ Akron/
Canton Canton
Pittsburgh Pittsburgh
Baltimore Baltimore
Rochester Rochester
Wichita Wichita
Pensacola Pensacola
Denver Denver
Las Vegas Las Vegas
Los Angeles Los Angeles
Charlotte Charlotte
San Francisco San Francisco
Phoenix Phoenix
Indianapolis Indianapolis
Nashville Nashville
Sarasota Sarasota
Toronto Toronto
Seattle Seattle
San Antonio San Antonio
Omaha Omaha
Des Moines Des Moines
Richmond Richmond
St Louis St Louis
Kansas City Kansas City
Atlanta Atlanta
Daytona Beach Daytona Beach
Milwaukee Milwaukee
AirTran
Midwest
Combined carrier will be well positioned in key markets
throughout the Eastern, Midwestern, and Southeastern U.S.
Detroit Detroit
New York City New York City
Myrtle Beach Myrtle Beach
White Plains White Plains
Newburgh Newburgh

Philadelphia Philadelphia
Bloomington
Buffalo
Newark
Pittsburgh
Miami Miami
West Palm Beach West Palm Beach
Pensacola
Freeport Freeport
Wichita
Gulfport
Memphis
Moline
Minneapolis
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Myrtle Beach Myrtle Beach
Raleigh-Durham
Baltimore Baltimore
Flint
Dayton
18
Charlotte
Richmond Richmond
Chicago
Tampa Tampa
Boston Boston
Akron/Canton
Ft. Lauderdale Ft. Lauderdale
Milwaukee Milwaukee
Rochester Rochester
Ft. Myers Ft. Myers
13
Kansas City Kansas City
Sarasota Sarasota
Newport News Newport News
Detroit Detroit
Daytona Beach Daytona Beach
Phoenix
Indianapolis
Midwest Airlines City Presence
Midwest Airlines City Presence
+24 Skyways
Destinations
Houston
New Orleans
San Francisco
Las Vegas
Seattle
Los Angeles
New York New York
White Plains White Plains
Washington Washington
Newburgh
Denver
Dallas
>5 Jet Destinations Served

Bloomington
Buffalo
Newark
Miami Miami
West Palm Beach West Palm Beach
Denver
Pensacola
Freeport Freeport
Wichita
Gulfport
Kansas City
Memphis
Moline
Minneapolis
New York New York
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Washington Washington
Myrtle Beach Myrtle Beach
Raleigh-Durham
Baltimore Baltimore
Flint
Las Vegas
Dayton
52
Milwaukee
Charlotte
Richmond Richmond
Atlanta Atlanta
11
9
Chicago
Tampa Tampa
Boston Boston
10
7
Akron/ Akron/
Canton Canton
8
13
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
Philadelphia Philadelphia
5
Rochester Rochester
11
Ft. Myers Ft. Myers
White Plains White Plains
Sarasota Sarasota
6
13
Newport News Newport News
5
Detroit Detroit
6
Newburgh
25
Daytona Beach Daytona Beach
Phoenix
6
AirTran City Presence
AirTran City Presence
Houston
Los
Angeles
New Orleans
San
Francisco
Seattle
5
Pittsburgh
>5 Jet Destinations Served
Dallas

Seattle
Combined Network Improves City Presence
Combined Network Improves City Presence
+24 Skyways
Destinations
Pittsburgh Pittsburgh
White Plains White Plains
Washington Washington
Baltimore Baltimore
12
12
6
Philadelphia Philadelphia
Newport News Newport News 5
6
6
5
Richmond Richmond
Ft. Lauderdale Ft. Lauderdale
Bloomington
Buffalo
Newark
Miami Miami
West Palm Beach West Palm Beach
Denver
Pensacola
Freeport Freeport
Wichita
Houston
Gulfport
Kansas Kansas City City
Memphis
Moline
Minneapolis
New Orleans
San
Francisco
New York New York
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Myrtle Beach Myrtle Beach
Raleigh-Durham
Flint Flint
Las Vegas
Dayton Dayton
52+
Milwaukee Milwaukee
Charlotte
Atlanta Atlanta
26
9
Chicago Chicago
Tampa Tampa
Boston Boston
7
Akron/ Akron/
Canton Canton
8
15
5
Rochester Rochester
12
Ft. Myers Ft. Myers
Dallas
Sarasota Sarasota
6
14
Detroit Detroit
6
14+
18+
5
5
5
Los
Angeles
Significant Opportunities to “Connect the Dots”
Indianapolis Indianapolis
Phoenix
>5 Jet Destinations Served

Combination Creates Strength in Key Markets
Combination Creates Strength in Key Markets
More low fare flights to more cities
Multiple low fare hubs will allow better service to the entire U.S.
Atlanta and Baltimore:  North-South
Milwaukee, Kansas City, and Chicago:  East-West
Larger frequent flyer program throughout the U.S.

SOUTHWEST AIRLINES
AirTran
jetBlue
US AIRWAYS
MIDWEST AIRLINES
nwa
Delta
AA
Continental Airlines

Successful Growth Airlines Require Both
Successful Growth Airlines Require Both
Low Costs and a Superior product
Low Costs and a Superior product
AirTran has industry-leading cost structure and an award winning product
XM Radio and only major airline with business class on every flight
Combined airline would be well positioned
Low costs, strong product, with improved access to capital for growth
6
7
8
9
10
11
Industry Cost Comparison
Non-Fuel Unit Costs at 649 Miles for 1H 2006
(cents)

JD Power Survey Validates Strong Products
JD Power Survey Validates Strong Products
2006 JD Power North American Airlines Survey; Overall Customer Satisfaction
656
658
659
672
682
695
695
697
716
722
735
785
820
650 670 690 710 730 750 770 790 810 830
Northwest Airlines
United Airlines
US Airways
Alaska Airlines
American Airlines
Delta Airlines
Spirit Airlines
Continental Airlines
Frontier Airlines
AirTran Airways
Southwest Airlines
Midwest Airlines
JetBlue Airways
Mean / Weighted Average

Potential Combination Synergies
Potential Combination Synergies
Network Synergies
Improve fleet and capacity utilization
Increase aircraft utilization
Cost Synergies
Replace MD-80s with cost efficient 737s
Maintenance & facilities efficiencies
Adapt best practices from both companies
Total Annual Run-Rate Synergies
Excludes additional benefits of greater city presence
$40MM+
$20MM+
$60MM+
Many of these opportunities could be lost if Midwest Air Group delays and continues
MD-80/Regional Jet fleet renewal
Potential for higher value after opportunity to discuss transaction benefits with Midwest

Benefits to All Midwest and AirTran Stakeholders
Benefits to All Midwest and AirTran Stakeholders
Shareholders
Significant premium
Stronger network and lower costs improve profit potential
Employees
Employees enjoy benefits of a stronger combined company
AirTran has hired over 2,000 new employees in the last three years
Growth creates more advancement opportunities and improved job security
Customers & Communities
AirTran plans to continue to expand hubs in Milwaukee and Atlanta
Additional routes and flights will benefit local economies
Continued commitment to the state and local communities
Midwest customers can expect continued service from Midwest Connect

20 Integration Integration ** **** *** * * * * * * * * * * *************************************************

Integration Considerations
Integration Considerations
Expect a Rapid Integration Schedule (12 months)
Operations
Fleet commonality is high
Complementary airport facilities
Use strong relationship to work closely with FAA on operational integration
Employees
Continued growth opportunities for labor
Product
Create consistent product offerings across fleets and routes
Adapt to the strengths of each airline

Service Offering
Service Offering
Continue emphasis on a superior product at a reasonable price
Aspects of Midwest “Signature” brand will be integrated into the combined carrier
Best practices approach to product and service
Continued emphasis on key routes in Milwaukee and Kansas City hub networks
Larger fleet will allow more flights and more destinations
Growth to existing markets in the AirTran network
Midwest Connect regional service will be maintained

Roadmap to Completion
Roadmap to Completion
Upon invitation by Midwest Board, AirTran to commence confirmatory due diligence immediately
Complete confirmatory due diligence in December
AirTran and Midwest sign merger agreement by end of December /early January
File Hart-Scott-Rodino with the Department of Justice
Midwest shareholder vote in 1Q 2007
Transaction expected to close in 1Q 2007

24 Conclusion Conclusion ** * * * * * * * * * *************************************************

Summary
Summary
Opportunity to create a stronger combined competitor
A truly national low cost carrier with complementary hubs
Well positioned for future growth opportunities
Significant value to all Midwest stakeholders
Shareholders receive significant premium and improved profit potential
Employees benefit from improved growth opportunities and increased job security
Customers of both companies benefit from additional markets served and increased capacity in key markets
Communities benefit from increased jobs and flight frequency
Over $60MM in annual combination benefits
Common fleet/Complementary route networks
Opportunities to develop additional cost and revenue synergies
Value enhancing transaction for all shareholders